UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 16, 2006


                         PLANETLINK COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


            Georgia                 000-31763            58-2466623
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 (State or other jurisdiction      (Commission         (IRS Employer
       of incorporation)           File Number)      Identification No.)


                     1415 Bookhout Drive, Cumming, GA, 30041
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          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (678) 455-7075


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.


On October 16, 2006, the board of directors accepted the resignations of Melvin Williams and Mary Hitt as directors of Planetlink Communications, Inc.

On October 16, 2006, the board of directors appointed Amy M. Trombly and James
T. Crane as directors of Planetlink Communications, Inc.

JAMES T. CRANE serves as President of J. Crane & Company, P.C., a professional services firm he founded in June 2006. Prior to founding J. Crane & Company, P.C., Mr. Crane was a Partner at Baker, O'Connor and Sullivan, LLC from January 2005 until May 2006. Mr. Crane provided accounting services as a sole proprietor of James T. Crane, CPA from September 1999 until January 2005. Mr. Crane focuses his time and efforts on emerging businesses, assisting them with SEC compliance and communication matters, accounting and accounting-related functions and debt and equity financing actions. Mr. Crane is a Certified Public Accountant. Mr. Crane received his B.S. in Accounting from Bentley College. Mr. Crane has also served as an officer or director of several private as well as public companies.

AMY M. TROMBLY serves as Principal of Trombly Business Law, a securities and corporate law firm she founded in May 2002. Prior to founding Trombly Business Law, Ms. Trombly worked as an Associate at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. from February 1999 to May 2002 where she managed public transactions including initial public offerings, follow-on offerings and tender offers and counseled clients in compliance with the federal securities laws. Ms. Trombly served as Vice President at State Street Corporation from September 1998 to February 1999 and worked in the Division of Corporate Finance in the U.S. Securities and Exchange Commission from September 1994 to August 1998. She was Special Counsel at the time of her departure. Ms. Trombly received her B.S. from Babson College and her J.D. from Suffolk University Law School.

This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

17.1              Resignation letter from Melvin Williams, Ph.D, dated October
                  16, 2006.

17.2              Resignation letter from Mary Hitt, dated October 16, 2006.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PLANETLINK COMMUNICATIONS, INC.
                                                --------------------------------
                                                (Registrant)

Date October 19, 2006

                                                By: /s/ Dewey Bain
                                                --------------------------------
                                                    Dewey Bain
                                                    Chief Executive Officer